Exhibit 99.1

Investor Presentation August 2007 Jeff Andreson Executive V.P., Finance Charles Eddy Chief Financial Officer

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Growth Business

INTEVAC

Equipment Products

- Leader in Thin Film Deposition Equipment for Hard Disk Drive Industry

	2004	2005	2006
Growth	126%	114%	92%

- Ultra High Speed (800 Disks per Hour) Thin Film System Design Utilizing Lean Thinking Principles
- Entering Much Larger Semiconductor Equipment Market
  - Unique competitive solutions
  - Our Team has successful track record in this market

Imaging Instrumentation

- Leading Innovator in Digital Low Light Sensor Technology and Miniature Raman Systems
- Business Transitioning From Contract R&D Incubator Phase to Rapid Growth Products Based Business

	2006	2007 Est.
Growth	42%	~100%

- $2B Served Available Market:
  - Military
  - Physical Science
  - Life Sciences
  - Industrial

Investor Presentation_Aug_2007_Slide 3

Intevac Growth Drivers Goal: 30% CAGR Actual: 59% CAGR (2002 - 2007 est.) Imaging Instrumentation Semiconductor Systems Hard Drive Systems Today 2009 2012

Global Presence California & Wyoming Singapore Malaysia China Japan Korea Headquarters in Santa Clara, CA Pilot and Volume Manufacturing in California & Wyoming Volume Manufacturing in Singapore

Equipment Products Business Hard Drive Market Growth Driving Need for More Equipment Hard Drives Per Year 750M Disks Per Year 1200M Assume All Legacy Systems Obsoleted by Next Generation Media Thin Film Systems, e.g., Intevac "200 Lean" 2010 200 Lean Yearly Output 3.5M Disks Intevac Market Share 65% 200 Lean(tm) in 2010 ~ 235 (Production and R&D) Beyond 2010 Annual Disk Growth 200 Lean Shipments 20% 10% 46 23 2008 - 2010 ~ 125 Additional 200 Leans Required Hard Disk Drive Market Forecast

Expanding Intevac's Served Market Initial Target Dielectric Etch Top CapEx Customer Focus Current Hard Disk Drive Deposition Equipment ~$350 Million SAM Dielectric Etch $2.1B Silicon Etch $0.7B Metal Etch $0.4B Thin Films Future Semiconductor Plasma Process Equipment ~$8 Billion SAM Intevac Others

Semiconductor Customers Want Change Recent Industry Statements On Productivity "The industry needs a twofold improvement in tool productivity before the advent of the next wafer size" Rick Tsai, TSMC, Industry Strategy Symposium 2006 "A 300mm Prime analysis.... Potential productivity improvement options are being evaluated to target a 30% cost reduction and a 50% cycle time reduction by 2012" J. Draina, D. Fandel, J. Ferrel, International Sematech Manufacturing Initiative, 2007 "No less than a paradigm shift is underway ...which is requiring drastic changes at the tool level. Perhaps most significant to realizing the throughput and cycle time changes in the factory of the future are the substantial changes that must take place at the tool design level" "You can't tell me that when one module in a cluster tool goes down the whole system doesn't go down" Arieh Lev Greenberg, Qimonda, Advanced Semiconductor Manufacturing Conference, 2007 "What the Joint Productivity Working Group uncovered is that there are significant opportunities for improving productivity that were not being effectively addressed by equipment manufacturers and factory management" Mike Splinter, Applied Materials, Semi Update 2007 Demand For Productivity Increase is Universal

Addressing Need for Significant Productivity Improvements and Enabling Etch Technology for 45nm and Beyond Designed With "Lean Thinking" Principles Universal Etch System Double the Throughput

Configurable to 6 Chambers Dual Transport Modules 200 Wafers/Hour Compact Footprint Unparalleled Service Access "Availability Redundancy" 4 Chambers, Typically 3 Throughput Bottleneck ~100 Wafers/Hour Wasteful of Space Difficult to Service Due to Poor Access Maintenance Requires Complete Shutdown Cluster Tool Lean System New Paradigm in System Architecture 1 2 3 4 1 2 3 4 5 6 Intevac Solution Legacy Issues

Fab Efficiency Comparison Cluster vs. Lean Etch Lean Etch Uses 45% Less Expensive Clean Room Space $$$$ $$ Cluster Fab -- 16 Systems, 376 m2 Lean Fab -- 8 Systems, 208 m2 Assumptions: 5 Etch Passes, 100k WSPM Fab 45% Reduction in Space

Lean Etch: Formula for Success Unique Competitive Product Enabling etch technology for 45nm and beyond Double the throughput 30% Reduction in cost of manufacturing Customers Have Multi Supplier Strategies Focus on Limited Number of Customers Intevac Team Track Record 75% of management have prior semiconductor equipment experience Innovative engineering and technology team Many of today's successful products created and bought to market by Intevac staff at prior companies Used to selling to and supporting largest semiconductor customers Solid Global Business Foundation

Imaging Instrumentation Business

Unique Solutions Addressing $2 Billion Annual Market

INTEVAC



$2 Billion Served Available Market
Physical Science Cameras
Life Science Cameras
Chemical Detection
Industrial Vision
Surveillance Cameras NightVista®
IPD Photon Counters
Head Mounted Night Vision Systems
LIVAR® Cost Effective Targeting & ID System
Sensors, Cameras & Systems
Unique Digital Sensor Technology
Ultra Sensitivity
Mega Pixel, Low Power
Multi Spectral

Investor Presentation_Aug_2007_Slide 13

Imaging Instrumentation Business Digital Night Vision System Intevac Solution Used for 1st Major Deployment (NATO Country) >$55M Over Seven Years U.S. Army Engaged on multi fronts $600M/year markets (Legacy) LIVAR Cameras Laser-Illuminated Viewing and Ranging Cost Effective and Long Range (many miles) Qualifying on Multiple Programs Potential Sales of > $100M Over Ten Years MOSIR(tm)Scientific Cameras High Sensitivity Ultraviolet - Near Infrared Spectroscopy, Microscopy, Medical, Astronomy DeltaNu Raman Systems Real-Time, Non Destructive Chemical Identification Miniature, Low Cost Large Range of Applications

Business Model Trends and Goals Revenue ($M) Long Term Goal Improvement Initiatives 2005 2006 2007 Est. 1 Gross Margin Operating Expense Other Income Profit Before Tax 32% 39% >45% Imaging Products and Semiconductor Equipment Margin Increase Asia Manufacturing Expansion 21% 20% <25% 1% 1% 3% 12% 20% > 20% Lean Thinking Business Principles Consistently eliminate waste Reduce cycle times 1 Based Upon July 30, 2007 Conference Call 137 260 210-220 42%- 43% 31%-33% 12%-14%

Investment Rationale Significant Growth Opportunities Growth in Digital Storage Requires More Equipment Entering Large Semiconductor Equipment Market Imaging Instrumentation Products Management and Technology Team With Proven Track Record Developing and Managing Global Billion Dollar Businesses Developing Advanced Equipment and Imaging Solutions Marketing to Industry Leaders Grew Business by 616% Since 2003 Attractive Valuation Profitable, Generating Cash and Investing in Future Growth $5.30 Per Share in Cash and Investments Semiconductor and Imaging Investments Offers Opportunity for Future Enhanced Valuations

Investor Presentation August 2007 Jeff Andreson Executive V.P., Finance Charles Eddy Chief Financial Officer